Revenue and other operating income	12 Months Ended
Dec. 31, 2021
Disclosure Of Revenue And Other Income Abstract
Revenue and other operating income

14. Revenue and other operating income

The Group currently derives no revenue from sales of its biopharmaceutical product candidates.

In July 2021, the Company entered into an agreement with Organon to develop and commercialize ebopiprant. Under the terms of the agreement, Organon gained exclusive worldwide rights to develop, manufacture and commercialize ebopiprant. In consideration for entering into this agreement, the Company received an upfront payment of USD 25 million. The Company accounted for this upfront payment in accordance with IAS 38 par 113 and as such, the gain on the disposal of the asset net of fees and net of recognition of intangible asset of USD 20.1 million is recorded in operating income other than revenue on the Company’s consolidated statements of comprehensive loss.